                                                                   Exhibit 10.41

CUSTOM COMMUNICATIONS
2055 W. STADIUM BLVD
ANN ARBOR, MI  48103


October 1, 1999

Mr. Greg A. Kober
Geerlings and Wade
9602 Turnpike Street
Canton, MA  02021

RE:  RENEWAL OF SUBLEASE AGREEMENT

Dear Greg:

Pursuant to the terms of Paragraph 2 of your Sublease, the initial term of the Sublease Agreement expired on August 31, 1999. The new term for the next three years calls for an additional rent of $220.00 per month for the ensuing three-year period commencing on September 1, 1999. Therefore, the rent for the three-year period is $143,070.12 payable in monthly installments of $3974.17 commencing on September 1, 1999.

This additional rent of $220.00 per month needs to be forwarded for both September and October 1999, please include the $440.00 with your November rent.

All of the terms and conditions of the Sublease shall remain in full force and effect.

Please change the mailing address from:

     2055 W. STADIUM BLVD; ANN ARBOR, MI  48103

To:
     PO BOX 1388; ANN ARBOR, MI  48106-1388

Should you have any questions, please do not hesitate to contact me.

Sincerely yours,

/s/  William D. Eddy

William D. Eddy